Exhibit 10.18.1
                                    AMENDMENT
                                       TO
                                ALBERTSON'S, INC.
                         EXECUTIVE PENSION MAKEUP TRUST

         This Amendment to the ALBERTSON'S, INC. EXECUTIVE PENSION MAKEUP TRUST (the "Trust" or "Trust Agreement") is made by Albertson's, Inc., a Delaware corporation (the "Employer"), pursuant to Section 6.01 of the Trust Agreement.

                                   WITNESSETH:

         WHEREAS, the Employer desires to change the Recordkeeper (as that term is defined in the Trust Agreement) for the Trust;

         WHEREAS, pursuant to Section 6.01 of the Trust Agreement, the Employer may amend the Trust Agreement by executing an instrument in writing and delivering it to the Trustee (as defined in the Trust Agreement), provided that the Trust has not become irrevocable, and, pursuant to Sections 4.14(f) and (g) of the Trust Agreement, the Employer may remove the Recordkeeper at any time prior to a Change in Control (as defined in the Trust Agreement) and may appoint a successor Recordkeeper meeting the requirements of Section 4.14(g) by delivering to the successor Recordkeeper a written instrument appointing the successor Recordkeeper; and

         WHEREAS, the Trust has not become irrevocable and a Change of Control has not occurred;

         NOW, THEREFORE, the Employer hereby amends the Trust Agreement as follows:

1. TOWERS, PERRIN, FORSTER & CROSBY, INC., a Pennsylvania corporation, is hereby removed as the Recordkeeper of the Trust and MANAGEMENT COMPENSATION GROUP, NORTHWEST, LLC, a Delaware limited liability company, which meets the requirements of Section 4.14(g) of the Trust is hereby appointed as the Recordkeeper of the Trust and Section 2.03 of the Trust Agreement is amended to reflect this change.

2. Section 7.07 of the Trust Agreement is hereby amended to read with regard to the address for communications to the Recordkeeper: Management Compensation Group, Northwest, LLC, 205 SE Spokane Street, Portland, Oregon 97202, Attention: David J. Taylor (or his successor regarding Albertson's, Inc.).

The Employer hereby certifies that the Trust has not become irrevocable and that a Change of Control has not occurred.


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         IN WITNESS WHEREOF,  the Employer has executed this amendment this 24th day of July, 1998 and has caused it to be delivered to the Trustee and to the successor Recordkeeper.

                             EMPLOYER:

                             ALBERTSON'S, INC.



                             By:  /s/  Thomas R. Saldin
                                  ---------------------------------------------
                                       Thomas R. Saldin
                                       Executive Vice President, Administration
                                       and General Counsel



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